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              UNITED STATES                     OMB Number:          3235-0145
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                                    Exhibit 1

                             JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the preferred stock, par value $.50 per share and common stock, par value $1.00 per share, of MEDIQ Incorporated, which agreement may be executed in any number of counterparts and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings.

Dated:  June 8, 1998



                                            /s/ Bessie G. Rotko
                                            ----------------------------------
                                            Bessie G. Rotko



                                            /s/ Michael J. Rotko
                                            ----------------------------------
                                            Michael J. Rotko


                                            T/D Bernard B. Rotko Dated
                                            ----------------------------------
                                            November 18, 1983


                                            By: /s/ John D. Iskrant
                                            ----------------------------------
                                                John D. Iskrant



                                            /s/ Judith M. Shipon
                                            ----------------------------------
                                            Judith M. Shipon


                                            PNC BANK



                                            By: /s/ Robert N. Tropp, Jr.
                                               -------------------------------
                                                Robert N. Tropp, Jr.
                                                Vice President